Exhibit 10.22

AMENDMENT NO. 1
Dated as of October 29, 2015
to
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of June 18, 2015
THIS AMENDMENT NO. 1 (this “Amendment”) is made as of October 29, 2015 by and among Rogers Corporation, a Massachusetts corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Second Amended and Restated Credit Agreement dated as of June 18, 2015 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to a certain amendment to the Credit Agreement;
WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendment to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)The definition of “Applicable LC Sublimit” appearing in Section 1.01 of the Credit Agreement is hereby amended to replace each reference to “$7,500,000” appearing therein with a reference to “$10,000,000” in each case.

(b)The definition of “Foreign Currency Sublimit” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Foreign Currency Sublimit” means $100,000,000.
(c)Section 2.06(b) of the Credit Agreement is hereby amended to replace the reference to “$15,000,000” appearing therein with a reference to “$20,000,000”.

2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent, (ii) counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors and (iii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable out-of-pocket fees and expenses (including, to the extent invoiced, reasonable fees and expenses of counsel for the Administrative Agent) in connection with the Loan Documents.

3.Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) (except to the extent that any such representations and warranties are made as of an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date).

4.Reference to and Effect on the Credit Agreement.

(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)This Amendment is a Loan Document under (and as defined in) the Credit Agreement.

5.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]
Signature Page to Amendment No. 1 to
Second Amended and Restated Credit Agreement dated as of June 18, 2015
Rogers Corporation

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

ROGERS CORPORATION,
as the Borrower

By:____________________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as an Issuing Bank and as Administrative Agent

By:_______________________________________
Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender and as an Issuing Bank

By:_______________________________________
Name:
Title:

CITIZENS BANK, N.A.,
as a Lender

By:_______________________________________
Name:
Title:

FIFTH THIRD BANK,
as a Lender

By:_______________________________________
Name:
Title:

CITIBANK, N.A.,
as a Lender

By:_______________________________________
Name:
Title:

EXHIBIT A
Consent and Reaffirmation
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of June 18, 2015, by and among Rogers Corporation, a Massachusetts corporation (the “Borrower”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of October 29, 2015 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated October 29, 2015
[Signature Page Follows]
Signature Page to Consent and Reaffirmation to Amendment No. 1 to
Second Amended and Restated Credit Agreement dated as of June 18, 2015
Rogers Corporation

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed and delivered as of the day and year above written.

WORLD PROPERTIES, INC. By:_________________________________ Name: Title:

ROGERS SOUTHEAST ASIA, INC. By:_________________________________ Name: Title:

ARLON HOLDINGS, LLC By:_________________________________ Name: Title:

ARLON LLC By:_________________________________ Name: Title: